JOHN HANCOCK FINANCIAL SERVICES, INC.


                                                                    Exhibit 21.1

                                                                      Place of
                             Subsidiary Name                        Organization

John Hancock Life Insurance Company                                      MA

John Hancock Insurance Company of Vermont                                VT

John Hancock Variable Life Insurance Company                             MA

Investors Partner Life Insurance Company                                 DE

Long Term Care Partners LLC                                              DE

John Hancock International Holdings, Inc.                                MA

P.T. Asuransi Jiwa John Hancock Indonesia                            Indonesia

P.T. Indras Insan Jaya Utama                                         Indonesia

John Hancock Life Assurance Company, Ltd.                            Singapore

John Hancock Life Insurance Corporation                             Philippines

Interlife John Hancock Assurance, plc                                 Thailand

John Hancock Life Insurance (Malaysia) Berhad                         Malaysia

Britama Credit Sdn Bhd                                                Malaysia

Britama Properties Sdn Bhd                                            Malaysia

British American Investments Pte Ltd.                                Singapore

The E-Software House Sdn Bhd                                          Malaysia
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                      JOHN HANCOCK FINANCIAL SERVICES, INC.


John Hancock Canadian Capital Limited                                Canada

John Hancock Canadian Corporation                                    Canada

John Hancock Canadian Holdings Limited                               Canada

John Hancock International, Inc.                                       MA

John Hancock TianAn Life Insurance Company                      Shanghai, China

AIMV, LLC                                                              DE

Baystate Investments, LLC                                              DE

Equinox Financial Group Inc.                                         Canada

EIS Insurance Services, Inc.                                         Canada

The Maritime Life Assurance Company                                  Canada

Churchill Office Park Limited *                                      Canada

                                                               British Columbia,
Landex Properties Ltd.                                               Canada

P.V.S. Preferred Vision Services Inc.                                Canada

John Hancock Canadian LLC                                              DE

John Hancock International Services, S.A.                           Belgium

John Hancock Subsidiaries LLC                                          DE

The Berkeley Financial Group LLC                                       DE

John Hancock Advisers LLC                                              DE
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                      JOHN HANCOCK FINANCIAL SERVICES, INC.


John Hancock Funds LLC                                                     DE

Sovereign Asset Management Corporation                                     DE

Essex Corporation d/b/a Essex Corporation of Connecticut,
Essex Corporation (NY), Essex Financial Services, Essex
Financial Services, Inc., Essex Insurance Agency, Inc., Essex
Insurance Services, Essex Insurance Services, Inc., First
Annuity Corporation                                                        NY

Essex Brokerage Services, Inc.                                             OH

Essex Holding Company, Inc.                                                NY

American Annuity Agency of Texas, Inc. d/b/a NBC Insurance Services        TX

Ameritex Insurance Services, Inc. d/b/a Ameritex Investment Services,
Inc.                                                                       TX
Annuity Agency of Connecticut, Inc. d/b/a BNY Insurance Agency, Inc.       CT

Annuity Agency of New Jersey, Inc. d/b/a BNY Insurance Agency              NJ

Annuity Agency of New York, Inc. d/b/a BNY Insurance Agency                NY

Essex Agency of Texas, Inc.                                                TX

Essex Corporation of Illinois                                              IL

Essex National Insurance Agency, Inc.                                      MA

FSB Investment Services Corporation                                        NY

Metro Agency, Inc.                                                         NY

New Amsterdam Insurance Agency, Inc.                                       NY

Performance Annuity Insurance Agency                                       CA

Provident Insurance Center, Inc.                                           MD
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                      JOHN HANCOCK FINANCIAL SERVICES, INC.


Riverside Agency, Inc.                                                     NY

San Jacinto Insurance Agency, Inc.                                         TX

SNB Annuity Brokerage, Inc. d/b/a Correspondent Insurance Agency
of New York                                                                NY

UNB Financial Services, Inc. d/b/a HTI Agency                              NJ

Essex National Insurance Agency, Inc. d/b/a Essex of the Pacific
Insurance Agency                                                           NY

Essex National Securities, Inc. d/b/a ENSI                                 NY

Fusion Clearing, Inc.                                                      NY

First Signature Bank & Trust Company                                       NH

Hancock Natural Resource Group, Inc.                                       DE

Hancock Forest Management, Inc.                                            DE

Hancock Natural Resource Group Australia Pty Limited                   Australia

John Hancock Timber Resource Corporation                                   DE

Hancock Realty Investors Incorporated                                      DE

Hancock Venture Partners, Inc.                                             DE

HVP-Russia, Inc.                                                           DE

HVP Special Purpose Sub I, Inc.                                            DE

HVP Special Purpose Sub II, Inc.                                           DE

Independence Investment LLC                                                DE
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                      JOHN HANCOCK FINANCIAL SERVICES, INC.


Independence Management Holdings LLC                                       DE

Declaration Management & Research LLC                                      DE

Independence Declaration Holdings  LLC                                     DE

Independence Investment Funding Corp.                                      DE

JH Networking Insurance Agency, Inc.                                       MA

John Hancock Assignment Company                                            DE

John Hancock Capital Corporation                                           DE

John Hancock Energy Resources Management Inc.                              DE

EIF Equity Holdings LLC                                                    DE

John Hancock HealthPlans, Inc.                                             MA

John Hancock Leasing Corporation                                           DE

JHFS One Corp.                                                             MA

John Hancock Property and Casualty Holding Company                         DE

John Hancock Management Company                                            DE

Signature Management Co., Ltd.                                          Bermuda

John Hancock Reassurance Company, Ltd.                                  Bermuda

John Hancock Real Estate Finance, Inc.                                     DE

John Hancock Realty Advisors, Inc.                                         DE
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                      JOHN HANCOCK FINANCIAL SERVICES, INC.


John Hancock Realty Management Inc.                                       DE

John Hancock Signature Services, Inc.                                     DE

Signator Financial Network, Inc.                                          MA

Signator Insurance Agency, Inc.                                           MA

Signator Investors, Inc.                                                  DE

LR Company, LLC                                                           DE

LVI, LLC                                                                  DE

Signature Fruit Company, LLC                                              DE

Signature Fruit (Tomato) Inc.                                             DE

Woodley Road Associates, Inc.                                             DE

880 Belgrave Way Holdings Ltd.                                          Canada

                                                                       British
                                                                       Columbia,
Stonebridge Financial Corp./Corporation Financiere Stonebridge          Canada